Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Corporate Bond Fund

On January 15, 2013, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 2,000 5.125% Senior Notes due 2023 issued by Jefferies Group, Inc. (CUSIP No. 472319AL6) (the "Notes") at a purchase price of $99.721 per Note including an underwriting discount of $0.450 per Note.  The Notes were purchased from Jefferies & Company, Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Jefferies & Company, Inc.

Citigroup Global Markets Inc.

Deutsche Bank Securities Inc.

J.P. Morgan Securities LLC

Natixis Securities Americas LLC

RBC Capital Markets, LLC

BNY Mellon Capital Markets, LLC

HSBC Securities (USA) Inc.

Barclays Capital Inc.

Credit Suisse Securities (USA) LLC

JMP Securities LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Morgan Stanley & Co. LLC

Oppenheimer & Co. Inc.

U.S. Bancorp Investments, Inc.

Keefe, Bruyette & Woods, Inc.

Knight Capital Americas, L.P.

Rafferty Capital Markets, LLC

Sandler O’Neill & Partners, L.P.

Stephens Inc.

Stifel, Nicolaus & Company, Incorporated

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 10-11, 2013.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: BNY MELLON CORPORATE BOND FUND
2. Anticipated Purchase Date: 1/15/2013
3. Total Net Assets of Account/Fund: $463,580,957
4. Type and Description of Security to be Purchased: Corporate Bond - Jefferies Group Inc 5.125% 1/20/2023
5. Credit Rating of Security (Rating/Rating Agency): Moodys Baa3
6. Name of Underwriting Syndicate Dealer Effecting Transaction: Jefferies
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNYMCM
8. Issue Size: $600,000,000
9. CUSIP: 472319AL6
10. Amount Purchased by Account/Fund(units/shares): 2,000 Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: .33%
12. Amount Purchased as a Percentage of Account/Fund Assets: .43%
13. Purchase Price of Securities (if at par, so state): 99.721
14. Commission/Spread Received by Principal Underwriters(takedown): .45%
15. Yield (as applicable): 5.161 %
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase 5.161 %
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : X

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e. affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **STAN STOLARZ** Signature [signature] Date **1/15/2013**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **1/15/2013**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date **1/15/2013**

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

On March 14, 2013, BNY Mellon New York Intermediate Tax-Exempt Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 1,000 5.000% State Personal Income Tax Revenue Bonds (General Purpose), Series 2013A-1, due March 15, 2030 issued by New York State Urban Development Corporation (CUSIP No. 650035ZC5) (the "Bonds") at a purchase price of $116.494 per Bond including an underwriting discount of $0.500 per Bond.  The Bonds were purchased from Wells Fargo Securities, LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Wells Fargo Securities, LLC

RBC Capital Markets, LLC

Samuel A. Ramirez & Company, Inc.

Rice Financial Products Company

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Barclays Capital Inc.

Citigroup Global Markets Inc.

Goldman, Sachs & Co.

Jefferies & Company, Inc.

J.P. Morgan Securities LLC

Loop Capital Markets, LLC

Morgan Stanley & Co. LLC

M. R. Beal & Company, L.P.

Siebert Brandford Shank & Co., LLC

Blaylock Robert Van, LLC

BNY Mellon Capital Markets, LLC

CastleOak Securities, L.P.

Fidelity Capital Markets, a division of National Financial Services LLC

Janney Montgomery Scott

KeyBanc Capital Markets Inc.

Lebenthal & Co., LLC

M&T Securities, Inc.

Mesirow Financial, Inc.

Oppenheimer & Co. Inc.

Piper Jaffray & Co.

Prager &Co., LLC

Raymond James & Associates, Inc.

Roosevelt & Cross, Inc.

Southwest Securities, Inc.

Sterne, Agee & Leah, Inc.

Stifel, Nicolaus & Company, Inc.

TD Securities (USA) LLC

The Williams Capital Group, L.P.

U.S. Bancorp Investments, Inc.

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 10-11, 2013.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: BNY MELLON NEW YORK INTERMEDIATE TAX EXEMPT FUND
2. Anticipated Purchase Date: 3/14/13
3. Total Net Assets of Account/Fund $219,088,174
4. Type and Description of Security to be Purchased: NY ST Urban Development 5% 3/15/30 Series 2013 A-1
5. Credit Rating of Security (Rating/Rating Agency): S&P AAA/Fitch AA
6. Name of Underwriting Syndicate Dealer Effecting Transaction: Wells Fargo
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNYMCM
8. Issue Size: $572,390,000
9. CUSIP: 650035ZC5
10. Amount Purchased by Account/Fund(units/shares): 1,000 Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: .17%
12. Amount Purchased as a Percentage of Account/Fund Assets: .53%
13. Purchase Price of Securities (if at par, so state): 116.494
14. Commission/Spread Received by Principal Underwriters(takedown): .5%
15. Yield (as applicable): 3.07 %
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase 3.07 %
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): YES
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): YES

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : X

❖ This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*

❖ **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**

❖ The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.

❖ The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.

❖ If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **GREG CONANT** Signature [signature] Date **3/14/2013**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **3/14/2013**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date **3/14/2013**

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

BNY Mellon Funds Trust
FINANCIAL REPORT
10f-3 TRANSACTIONS

Certifications

1st Quarter 2013

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon National Intermediate Municipal Bond Fund

On April 12, 2013, BNY Mellon National Intermediate Municipal Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 3,350 5.000% Various Purpose General Obligation Refunding Bonds due October 1, 2026 issued by the State of California (CUSIP No. 13063B5C2) (the "Bonds") at a purchase price of $117.735 per Bond including an underwriting discount of $0.425.  The Bonds were purchased from Merrill Lynch, Pierce, Fenner & Smith Incorporated, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Morgan Stanley & Co. LLC

Southwest Securities, Inc.

Academy Securities, Inc.

BNY Mellon Capital Markets, LLC

Backstrom McCarley Berry & Co., LLC

Barclays Capital Inc.

Citigroup Global Markets Inc.

Comerica Securities, Inc.

E.J. De La Rosa & Co., Inc.

Drexel Hamilton, LLC

Edward D. Jones & Co., LP

Estrada Hinojosa & Company, Inc.

Fidelity Capital Markets, a division of National Financial Services LLC

Goldman, Sachs & Co.

J.P. Morgan Securities LLC

Lebenthal & Co., LLC

M. R. Beal & Company, L.P.

O'Connor & Company Securities Inc.

Oppenheimer & Co. Inc.

RBC Capital Markets, LLC

RH Investment Corporation

Raymond James & Associates, Inc.

Robert W. Baird & Co. Incorporated

Siebert Brandford Shank & Co., LLC

Stifel, Nicolaus & Company, Incorporated

U.S. Bancorp Investments, Inc.

Wedbush Securities, Inc.

Wells Fargo Securities, LLC

William Blair & Company LLC

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 9-10, 2013.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
(Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:__BNY MELLON NATIONAL INTERMEDIATE MUNICIPAL BOND FUND_______
2. Anticipated Purchase Date:__4/12/2013____________________
3. Total Net Assets of Account/Fund:_$ 1,860,283,882____________________
4. Type and Description of Security to be Purchased:_California State G.O. 5% 10/1/2026______
5. Credit Rating of Security (Rating/Rating Agency):_A1/A/A-____
6. Name of Underwriting Syndicate Dealer Effecting Transaction:__BOA Merrill Lynch
7. Name of Affiliated Underwriter in Underwriting Syndicate:__BNYMCM____________________
8. Issue Size:___$1,379,995,000 ____________________
9. CUSIP: _13063B5C2____________
10. Amount Purchased by Account/Fund(units/shares):__3,350____Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:__.24%____________
12. Amount Purchased as a Percentage of Account/Fund Assets:___.27%____________
13. Purchase Price of Securities (if at par, so state):_117.735____________________
14. Commission/Spread Received by Principal Underwriters(takedown):_.425%____________________
15. Yield (as applicable): _2.93_______%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase _2.93_______%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): YES
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): YES

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : X

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **JEREMY BAKER** Signature [signature] Date **4/12/2013**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **4/12/2013**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date **4/12/2013**

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Municipal Opportunities Fund

On April 12, 2013, BNY Mellon Municipal Opportunities Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 5,000 5.000% Various Purpose General Obligation Bonds due April 1, 2043 issued by the State of California (CUSIP No. 13063B3X8) (the "Bonds") at a purchase price of $110.201 per Bond including an underwriting discount of $0.375.  The Bonds were purchased from Merrill Lynch, Pierce, Fenner & Smith Incorporated, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Morgan Stanley & Co. LLC

Southwest Securities, Inc.

Academy Securities, Inc.

BNY Mellon Capital Markets, LLC

Backstrom McCarley Berry & Co., LLC

Barclays Capital Inc.

Citigroup Global Markets Inc.

Comerica Securities, Inc.

E.J. De La Rosa & Co., Inc.

Drexel Hamilton, LLC

Edward D. Jones & Co., LP

Estrada Hinojosa & Company, Inc.

Fidelity Capital Markets, a division of National Financial Services LLC

Goldman, Sachs & Co.

J.P. Morgan Securities LLC

Lebenthal & Co., LLC

M. R. Beal & Company, L.P.

O'Connor & Company Securities Inc.

Oppenheimer & Co. Inc.

RBC Capital Markets, LLC

RH Investment Corporation

Raymond James & Associates, Inc.

Robert W. Baird & Co. Incorporated

Siebert Brandford Shank & Co., LLC

Stifel, Nicolaus & Company, Incorporated

U.S. Bancorp Investments, Inc.

Wedbush Securities, Inc.

Wells Fargo Securities, LLC

William Blair & Company LLC

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 9-10, 2013.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: BNY MELLON MUNICIPAL OPPORTUNITIES FUND
2. Anticipated Purchase Date: 4/12/2013
3. Total Net Assets of Account/Fund: $ 1,054,370,316
4. Type and Description of Security to be Purchased: California State G.O. 5% 4/1/2043
5. Credit Rating of Security (Rating/Rating Agency): A1/A/A-
6. Name of Underwriting Syndicate Dealer Effecting Transaction: BOA Merrill Lynch
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNYMCM
8. Issue Size: $1,250,000,000
9. CUSIP: 13063B3X8
10. Amount Purchased by Account/Fund(units/shares): 5,000 Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: .40%
12. Amount Purchased as a Percentage of Account/Fund Assets: .52%
13. Purchase Price of Securities (if at par, so state): 110.201
14. Commission/Spread Received by Principal Underwriters(takedown): .375%
15. Yield (as applicable): 3.76 %
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase 3.76 %
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

***Mutual Fund Purchases Only** (See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): YES
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): YES

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : X

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **JEREMY BAKER** Signature [signature] Date **4/12/2013**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **4/12/2013**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date **4/12/2013**

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Intermediate Bond Fund

On June 3, 2013, BNY Mellon Intermediate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 5,710 1.875% Notes due 2018 issued by EMC Corporation (CUSIP No. 268648AP7) (the "Notes") at a purchase price of $99.943 per Note including an underwriting discount of $0.500 per Note.  The Notes were purchased from Merrill Lynch, Pierce, Fenner & Smith Incorporated, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Citigroup Global Markets Inc.

J.P. Morgan Securities LLC

Barclays Capital Inc.

Deutsche Bank Securities Inc.

Goldman, Sachs & Co.

Morgan Stanley & Co. LLC

RBS Securities Inc.

UBS Securities LLC

Wells Fargo Securities, LLC

BMO Capital Markets Corp.

BNP Paribas Securities Corp.

BNY Mellon Capital Markets, LLC

Credit Suisse Securities (USA) LLC

HSBC Securities (USA) Inc.

ING Financial Markets, LLC

PNC Capital Markets LLC

SG Americas Securities, LLC

U.S. Bancorp Investments, Inc.

Banca IMI S.p.A.

Evercore Group L.L.C.

Jefferies LLC

KeyBanc Capital Markets Inc.

Lloyds Securities Inc.

Mitsubishi UFJ Securities (USA), Inc.

Mizuho Securities USA Inc.

Needham & Company, LLC

Raymond James & Associates, Inc.

RBC Capital Markets, LLC

Santander Investment Securities Inc.

SMBC Nikko Capital Markets Limited

The Williams Capital Group, L.P.

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 9-10, 2013.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: 10114927000 – BNY MELLON INTERMEDIATE BOND FUND
2. Anticipated Purchase Date: 6/3/2013
3. Total Net Assets of Account/Fund: $986,590,981
4. Type and Description of Security to be Purchased: EMC Corp 1.875% 6/1/2018
5. Credit Rating of Security (Rating/Rating Agency): A1/A
6. Name of Underwriting Syndicate Dealer Effecting Transaction: B of A Merrill Lynch
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNYMCM
8. Issue Size: $2,500,000,000
9. CUSIP: 268648AP7
10. Amount Purchased by Account/Fund(units/shares): 5,710 Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: .23%
12. Amount Purchased as a Percentage of Account/Fund Assets: .58%
13. Purchase Price of Securities (if at par, so state): 99.943
14. Commission/Spread Received by Principal Underwriters(takedown): .5%
15. Yield (as applicable): 1.887 %
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase 1.887 %
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

REPRESENTATIONS (Check box to make specific affirmation of <u>all</u> points listed below OR Trade Can Not Be Made) : X

❖ This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*

❖ **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**

❖ The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.

❖ The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.

❖ If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **STAN STOLARZ** Signature [signature] Date **6/3/13**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **6/3/13**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date **6/3/13**

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

BNY Mellon Funds Trust
FINANCIAL REPORT
10f-3 TRANSACTIONS

Certifications

2nd Quarter 2013